                                                                   Exhibit 10.53

                            INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of this 31st day of August, 2000, by and between D and W Holdings, Inc., Delaware corporation and each entity listed on SCHEDULE A hereto, as the same may be amended, modified or supplemented from time to time or at any time, (each a "Company" and, collectively, including any successors thereto, the "Companies"), and Jeff L. Hull ("Indemnitee").

                                    RECITALS:

         A. Competent and experienced persons are reluctant to serve or to continue to serve corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance or indemnification (or both) against claims and actions against them arising out of their service to and activities on behalf of those corporations.

         B. The current uncertainties relating to the availability of adequate insurance for directors and officers have increased the difficulty for corporations to attract and retain competent and experienced persons.

         C. The Boards of Directors of each of the Companies (the "Boards") have determined that the continuation of present trends in litigation will make it more difficult to attract and retain competent and experienced persons, that this situation is detrimental to the best interests of the Companies' stockholders, and that the Companies should act to assure their directors and officers that there will be increased certainty of adequate protection in the future.

         D. It is reasonable, prudent and necessary for the Companies to obligate themselves contractually to indemnify their directors and officers to the fullest extent permitted by applicable law in order to induce them to serve or continue to serve the Companies.

         E. Indemnitee is willing to serve and continue to serve the Companies on the condition that he be indemnified to the fullest extent permitted by law.

         F. Concurrently with the execution of this Agreement, Indemnitee is agreeing to serve or to continue to serve as a director or officer of the Companies.



                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing premises, Indemnitee's agreement to serve or continue to serve as a director or officer of the Companies, and the covenants contained in this Agreement, the Companies and Indemnitee hereby covenant and agree as follows:

         1. Certain Definitions:

            For purposes of this Agreement:

            a. Affiliate: shall mean any Person that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified.

            b. Change of Control: shall mean the occurrence of any of the following events:

                (i) The acquisition after the date of this Agreement by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of common stock of the relevant Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the relevant Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of
                      Control: (A) any acquisition directly from the relevant Company or any Subsidiary thereof, (B) any acquisition by the relevant Company or any Subsidiary thereof, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the relevant Company or any Subsidiary of the relevant Company, (D) any acquisition by one or more members of the Investor Group, or (E) any acquisition by any entity or its security holders pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (iii) below; or

                (ii) Individuals who, as of the date of this Agreement, constitute the Boards (the "Incumbent Boards") cease for any reason to constitute at least a majority of the relevant Board; provided, however, that any individual becoming a director subsequent to the date of this Agreement (A) who is appointed by a member of the Investor Group, or (B) whose election, or nomination for election by the relevant Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the relevant Incumbent Board, shall be considered as though such individual were a member of the relevant Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the relevant Board; or

                (iii) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the relevant Company or an acquisition of assets of another entity (a "Business Combination"), other than a Business Combination with one or more members of the Investor Group, in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock or other equity interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or similar governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the relevant Company or all or substantially all of the relevant Company's assets either directly or through one or more Subsidiaries) in proportions not materially different from their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the relevant Company or such entity resulting from such Business Combination or any Subsidiary of either of them) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                (iv) Approval by the stockholders of the relevant Company of a complete liquidation or dissolution of such Company.

            c. Claim: shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, securities laws actions, suits and proceedings and also any cross claim or counterclaim in any action, suit or proceeding), whether civil, criminal, arbitral, administrative or investigative in nature, or any inquiry or investigation (including discovery), whether conducted by the Companies or any other Person, that Indemnitee in good faith believes might lead to the institution of any action, suit or proceeding.

            d. Expenses: shall mean all costs, expenses (including attorneys' and expert witnesses' fees), and obligations paid or incurred in connection with investigating, defending (including affirmative defenses and counterclaims), being a witness in, or participating in (including on appeal), or preparing to defend, be a witness in, or participate in, any Claim relating to any Indemnifiable Event.

            e. Indemnifiable Event: shall mean any actual or alleged act, omission, statement, misstatement, event or occurrence related to the fact that Indemnitee is or was a director, officer, agent or fiduciary of any of the Companies, or is or was serving at the request of any of the Companies as a director, officer, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or by reason of any actual or alleged thing done or not done by Indemnitee in any such capacity. For purposes of this Agreement, the Companies agrees that Indemnitee's service on behalf of or with respect to any Subsidiary or employee benefits plan of any of the Companies or any Subsidiary of any of the Companies shall be deemed to be at the request of such Company.

            6. Indemnifiable Liabilities: shall mean all Expenses and all other liabilities, damages (including, without limitation, punitive, exemplary, and the multiplied portion of any damages), judgments, payments, fines, penalties, amounts paid by Indemnitee in settlement solely with the Companies' consent (such consent not to be unreasonably withheld), and awards paid or incurred that arise out of, or in any way relate to, any Indemnifiable Event.

            g. Investor Group: shall include Ardshiel, Inc., Ardatrium L.L.C., Arddoor L.L.C., Ardwing L.LC.,Wing Partners L.L.C., GE Investment Private Placement Partners II, a Limited Partnership and each of their respective affiliates.

            h.  Potential Change of Control: shall be deemed to have occurred if
                (i) any of the Companies enters into an agreement, the consummation of which would result in the occurrence of a Change of Control of any of the Companies; (ii) any Person (including any of the Companies) commences a tender offer that, if consummated, would constitute a Change of Control of any of the Companies; or (iii) any of the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change of Control of any of the Companies has occurred.

            i. Reviewing Party: shall mean (i) a member or members of the Board who are not parties to the particular Claim for which Indemnitee is seeking indemnification or (ii) if a Change of Control of any of the Companies has occurred and Indemnitee so requests, or if the members of the Board so elect, or if all of the members of the Board are parties to such Claim, Special Counsel.

            j. Special Counsel: shall mean special, independent legal counsel selected by Indemnitee and approved by the Companies (which approval shall not be unreasonably withheld), and who has not otherwise performed material services for any of the Companies or for Indemnitee within the last three years (other than as Special Counsel under this Agreement or similar agreements).

            k. Subsidiary: shall mean, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

         2. Indemnification and Expense Advancement.

            a. The Companies shall, jointly and severally, indemnify Indemnitee and hold Indemnitee harmless to the fullest extent permitted by
                Section 145 of the Delaware General Corporation Law, as soon as practicable but in any event no later than 30 days after written demand is presented to the Companies, from and against any and all Indemnifiable Liabilities. Notwithstanding the foregoing, the obligations of the Companies under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which Special Counsel is involved) that Indemnitee is not permitted to be indemnified under applicable law. Nothing contained in this Agreement shall require any determination under this Section 2(a) to be made by the Reviewing Party prior to the disposition or conclusion of the Claim against the Indemnitee.

            b. If so requested by Indemnitee, the Companies shall advance to Indemnitee all reasonable Expenses incurred by Indemnitee to the fullest extent permitted by law (or, if applicable, reimburse Indemnitee for any and all reasonable Expenses incurred by Indemnitee and previously paid by Indemnitee) within ten business days after such request (an "Expense Advance"). The Companies shall be obligated from time to time at the request of Indemnitee to make or pay an Expense Advance in advance of the final disposition or conclusion of any Claim. In connection with any request for an Expense Advance, if requested by the Companies, Indemnitee or Indemnitee's counsel shall submit an affidavit stating that the Expenses to which the Expense Advances relate are reasonable. Any dispute as to the reasonableness of any Expense shall not delay an Expense Advance by the Companies. If, when, and to the extent that the Reviewing Party determines that (i) Indemnitee would not be permitted to be indemnified with respect to a Claim under applicable law or
                (ii) the amount of the Expense Advance was not reasonable, the Companies shall be entitled to be reimbursed by Indemnitee and Indemnitee hereby agrees to reimburse the Companies without interest (which agreement shall be an unsecured obligation of Indemnitee) for (x) all related Expense Advances theretofore made or paid by the Companies in the event that it is determined that indemnification would not be permitted or (y) the excessive portion of any Expense Advances in the event that it is determined that such Expenses Advances were unreasonable; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law, or that the Expense Advances were reasonable, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law or that the Expense Advances were unreasonable; shall not be binding, and the Companies shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed), which determination shall be conclusive and binding. If there has been a Change of Control of any of the Companies, the Reviewing Party shall be Special Counsel, if Indemnitee so requests. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively is not permitted to be indemnified in whole or part under applicable law or that any Expense Advances were unreasonable, Indemnitee shall have the right to commence litigation in any court in the states of Texas, New York or Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Companies hereby consent to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Companies and Indemnitee.

            c. Nothing in this Agreement, however, shall require the Companies to indemnify Indemnitee with respect to any Claim initiated by Indemnitee, other than a Claim solely seeking enforcement of the Companies' indemnification obligations to Indemnitee or a Claim authorized by the Board.

         3. Change of Control. The Companies agree that, if there is a Potential Change of Control or a Change of Control of any of the Companies and if Indemnitee requests in writing that Special Counsel be the Reviewing Party, then Special Counsel shall be the Reviewing Party. In such a case, the Companies agree not to request or seek reimbursement from Indemnitee of any indemnification payment or Expense Advances unless Special Counsel has rendered its written opinion to the Companies and Indemnitee that the Companies were not or are not permitted under applicable law to indemnify Indemnitee or that such Expense Advances were unreasonable. However, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law or that the Expense Advances were reasonable, any determination made by Special Counsel that Indemnitee would not be permitted to be indemnified under applicable law or that the Expense Advances were unreasonable shall not be binding, and the Companies shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefore have been exhausted or lapsed), which determination shall be conclusive and binding. The Companies agree to pay the reasonable fees of Special Counsel and to indemnify Special Counsel against any and all expenses (including attorneys' fees), claims, liabilities, and damages arising out of or relating to this Agreement or Special Counsel's engagement pursuant hereto.

         4. Establishment of Trust. In the event of a Potential Change of Control or a Change of Control of any of the Companies, the Companies shall, upon written request by Indemnitee, create a trust for the benefit of Indemnitee (the "Trust") and from time to time upon written request of Indemnitee shall fund the Trust in an amount equal to all Indemnifiable Liabilities reasonably anticipated at the time to be incurred in connection with any Claim. The amount to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that, upon a Change of Control of any of the Companies, (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the trustee of the Trust shall advance, within ten business days of a request by Indemnitee, any and all reasonable Expenses (any determination concerning the reasonableness of the Expenses shall be made by the Reviewing Party) to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances in which Indemnitee would be required to reimburse the Companies for Expense Advances under this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the trustee of the Trust shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement; and (v) all unexpended funds in the Trust shall revert to the Companies upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The trustee of the Trust shall be chosen by Indemnitee, and shall be a financial institution that is not affiliated with Indemnitee. Nothing in this Section 4 shall relieve the Companies of any of their obligations under this Agreement.

         5. Indemnification for Additional Expenses. The Companies shall indemnify Indemnitee against any and all costs and expenses (including attorneys' and expert witnesses' fees) and, if requested by Indemnitee, shall (within two business days of that request) advance those costs and expenses to Indemnitee that are incurred by Indemnitee if Indemnitee, whether by formal proceedings or through demand and negotiation without formal proceedings: (a) seeks to enforce Indemnitee's rights wider this Agreement, (b) seeks to enforce Indemnitee's rights to expense advancement or indemnification under any other agreement or provision of any of the Companies' Certificate of Incorporation (the "Certificate of Incorporation") or Bylaws (the "Bylaws") now or hereafter in effect relating to Claims for Indemnifiable Events, or (c) seeks recovery under any directors' and officers' liability insurance policies maintained by the Companies, in each case regardless of whether Indemnitee ultimately prevails; provided that a court of competent jurisdiction has not found Indemnitee's claim for indemnification or expense advancements under the foregoing clauses (a), (b) or (c) to be frivolous, presented for an improper purpose, without evidentiary support, or otherwise sanctionable under Federal Rule of Civil Procedure No. 11 or an analogous rule or law, and provided further, that if a court makes such a finding, Indemnitee shall reimburse the Companies for all amounts previously advanced to Indemnitee pursuant to this Section 5. Subject to the provisos contained in the preceding sentence, to the fullest extent permitted by law, the Companies waive any and all rights that they may have to recover its costs and expenses from Indemnitee.

         6. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Companies for some, but not all, of Indemnitee's Indemnifiable Liabilities, the Companies shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

         7. Contribution.

            a. Contribution Payment. To the extent the indemnification provided for under any provision of this Agreement is determined (in the manner herein above provided) not to be permitted under applicable law, the Companies, in lieu of indemnifying Indemnitee, shall, to the extent permitted by law, contribute to the amount of any and all Indemnifiable Liabilities incurred or paid by Indemnitee for which such indemnification is not permitted. The amount the Companies contribute shall be in such proportion as is appropriate to reflect the relative fault of Indemnitee, on the one hand, and of the Companies and any and all other parties (including officers and directors of the Companies other than Indemnitee) who may be at fault (collectively, including the Companies, the "Third Parties"), on the other hand.

            b. Relative Fault. The relative fault of the Third Parties and the Indemnitee shall be determined (i) by reference to the relative fault of Indemnitee as determined by the court or other governmental agency or (ii) to the extent such court or other governmental agency does not apportion relative fault, by the Reviewing Party after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the relevant events, of each party, and other relevant equitable considerations.

            c. The Companies and Indemnitee agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does take account of the equitable considerations referred to in this Section 7(b).

         8. Assumption of Defense by the Companies. Except as otherwise provided below, any of the Companies, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense of any Claim, with counsel reasonably satisfactory to Indemnitee. Indemnitee shall have the right to employ his own counsel in connection with such Claim but the fees and expenses of such counsel incurred after notice from any of the Companies of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Companies, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Companies and Indemnitee in the conduct of such defense or (iii) the Companies shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's counsel shall be subject to reimbursement in accordance with the terms of this Agreement. The Companies shall not be entitled to assume Indemnitee's defense of any Claim brought by the Companies or as to which Indemnitee shall have reached the conclusion provided for in clause (ii) above.

         9. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified under any provision of this Agreement or to receive contribution pursuant to Section 7 of this Agreement, to the extent permitted by law the burden of proof shall be on the Companies to establish that Indemnitee is not so entitled.

         10. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere, or its equivalent, or an entry of an order of probation prior to judgment shall not create a presumption (other than any presumption arising as a matter of law that the parties may not contractually agree to disregard) that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         11. Non-exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Bylaws or Certificate of Incorporation or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by that change. Indemnitee's rights under this Agreement shall not be diminished by any amendment to the Certificate of Incorporation or Bylaws, or of any other agreement or instrument to which Indemnitee is not a party, and shall not diminish any other rights that Indemnitee now or in the future has against the Companies.

         12. Liability Insurance. Except as otherwise agreed to by the Companies and Indemnitee in a written agreement, to the extent the Companies maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by that policy or those policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

         13. Period of Limitations. No action, lawsuit, or proceeding may be brought against Indemnitee or Indemnitee's spouse, heirs, executors, or personal or legal representatives, nor may any cause of action be asserted in any such action, lawsuit or proceeding, by or on behalf of the Companies, after the expiration of two years after the statute of limitations commences with respect to Indemnitee's act or omission that gave rise to the action, lawsuit, proceeding or cause of action; provided, however, that, if any shorter period of limitations is otherwise applicable to any such action, lawsuit, proceeding or cause of action, the shorter period shall govern.

         14. Amendments. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any provision of this Agreement shall be effective unless in a writing signed by the party granting the waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall that waiver constitute a continuing waiver.

         15. Other Sources. Indemnitee shall not be required to exercise any rights that Indemnitee may have against any other Person (for example, under an insurance policy) before Indemnitee enforces his rights under this Agreement. However, to the extent the Companies actually indemnify Indemnitee or advances him Expenses, the Companies shall be subrogated to the rights of Indemnitee and shall be entitled to enforce any such rights which Indemnitee may have against third parties. Indemnitee shall assist the Companies in enforcing those rights if it pays his costs and expenses of doing so. If Indemnitee is actually indemnified or advanced Expenses by any third party, then, for so long as Indemnitee is not required to disgorge the amounts so received, to that extent the Companies shall be relieved of their obligation to indemnify Indemnitee or advance Indemnitee Expenses.

         16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by merger or consolidation), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Companies or another enterprise at the Companies' request.

         17. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, that provision shall be fully severable; this Agreement shall be construed and enforced as if that illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of that illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state without giving effect to the principles of conflicts of laws.

         19. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         20. Notices. Whenever this Agreement requires or permits notice to be given by one party to the other, such notice must be in writing to be effective and shall be deemed delivered and received by the party to whom it is sent upon actual receipt (by any means) of such notice. Receipt of a notice by the Secretary of a Company shall be deemed receipt of such notice by such Company.

         21. Complete Agreement. This Agreement constitutes the complete understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof, other than any indemnification rights that Indemnitee may enjoy under the Certificate of Incorporation, the Bylaws or the Delaware General Corporation Law.

         22. Effective Date. This Agreement shall be effective as of October 2, 1998.

         23. Counterparts. This Agreement may be executed in two or more counterparts, all of which were taken together shall be deemed one and the same instrument.

         EXECUTED as of the date first written above.


                                       D AND W HOLDINGS, INC.



                                       By:
                                          ------------------------------



                                       ATRIUM CORPORATION



                                       By:
                                          ------------------------------



                                       ATRIUM COMPANIES, INC.



                                       By:
                                          ------------------------------



                                       ATRIUM DOOR AND WINDOW
                                       COMPANY - WEST COAST



                                       By:
                                          ------------------------------

                                       ATRIUM DOOR AND WINDOW
                                       COMPANY OF THE NORTHEAST



                                       By:
                                          ------------------------------



                                       ATRIUM DOOR AND WINDOW
                                       COMPANY OF NEW YORK



                                       By:
                                          ------------------------------



                                       ATRIUM DOOR AND WINDOW
                                       COMPANY OF ARIZONA



                                       By:
                                          ------------------------------



                                       ATRIUM DOOR AND WINDOW
                                       COMPANY OF NEW ENGLAND



                                       By:
                                          ------------------------------

                                       DOOR HOLDINGS, INC.



                                       By:
                                          ------------------------------



                                       R.G. DARBY COMPANY, INC.



                                       By:
                                          ------------------------------



                                       R.G. DARBY COMPANY -
                                       SOUTH



                                       By:
                                          ------------------------------



                                       TOTAL TRIM, INC.



                                       By:
                                          ------------------------------



                                       TOTAL TRIM, INC. - SOUTH



                                       By:
                                          ------------------------------

                                       WING INDUSTRIES HOLDINGS,
                                       INC.



                                       By:
                                          ------------------------------



                                       WING INDUSTRIES, INC.



                                       By:
                                          ------------------------------



                                       HEAT, INC.



                                       By:
                                          ------------------------------



                                       H.I.G. VINYL, INC.



                                       By:
                                          ------------------------------



                                       THERMAL INDUSTRIES, INC.



                                       By:
                                          ------------------------------



                                       BEST BUILT, INC.



                                       By:
                                          ------------------------------

                                       CHAMPAGNE INDUSTRIES, INC.



                                       By:
                                          ------------------------------



                                       INDEMNITEE



                                       ---------------------------------

                                   SCHEDULE A


Atrium Corporation, a Delaware corporation
Atrium Companies, Inc., a Delaware corporation
Atrium Door and Window Company West Coast, a Texas corporation
Atrium Door and Window Company of the Northeast, a Connecticut corporation Atrium Door and Window Company of New York, a Connecticut corporation Atrium Door and Window Company of Arizona, a Delaware corporation
Atrium Door and Window Company of New England, a Connecticut corporation Door Holdings, Inc., a Delaware corporation
R.G. Darby Company, Inc., an Alabama corporation
R.G. Darby Company - South, a Delaware corporation
Total Trim, Inc., an Alabama corporation
Total Trim, Inc. - South, a Delaware corporation
Wing Industries Holdings, Inc., a Delaware corporation
Wing Industries, Inc., a Texas corporation
Heat, Inc., a Delaware corporation
H.I.G. Vinyl, Inc., a Delaware corporation
Thermal Industries, Inc., a Delaware corporation
Best Built, Inc., a Delaware corporation
Champagne Industries, Inc., a Colorado corporation